Lender Presentation January 23, 2017 Pinnacle Foods AMPLIFYING THE PLAYBOOK Exhibit 99.1

Forward-Looking Statements
& Non-GAAP Financial Measures

This
presentation
contains
“forward-looking
statements”
within
the
meaning
of
U.S.
federal
securities
laws.
Forward-looking
statements
are
not
historical
facts,
and
are
based
upon
management’s
current
expectations,
beliefs,
projections
and
targets,
many
of
which,
by
their
nature,
are
inherently
uncertain.
Such
expectations,
beliefs,
projections
and
targets
are
expressed
in
good
faith.
However,
there
can
be
no
assurance
that
management’s
expectations,
beliefs,
projections
and
targets
will
be
achieved
and
actual
results
may
differ
materially
from
what
is
expressed
in
or
indicated
by
the
forward-
looking
statements.
Forward-looking
statements
are
subject
to
significant
business,
economic,
regulatory
and
competitive
risks
and
uncertainties
that
could
cause
actual
performance
or
results
to
differ
materially
from
those
expressed
in
the
forward-looking
statements,
including
risks
detailed
in
Pinnacle
Foods
Inc.’s
(“Pinnacle
Foods,”
“Pinnacle”
or
the
“Company”)
filings
with
the
U.S.
Securities
and
Exchange
Commission
(the
“SEC”).
Nothing
in
this
presentation
should
be
regarded
as
a
representation
by
any
person
that
these
forward-looking
statements
will
be
achieved.
Forward-looking
statements
speak
only
as
of
the
date
the
statements
are
made.
The
Company
assumes
no
obligation
to
update
forward-looking
statements
to
reflect
actual
results,
subsequent
events
or
circumstances
or
other
changes
affecting
forward-looking
information
except
to
the
extent
required
by
applicable
securities
laws.
This
presentation
includes
certain
non-GAAP
financial
measures,
which
differ
from
results
using
U.S.
Generally
Accepted
Accounting
Principles
(GAAP).
These
non-GAAP
financial
measures
should
be
considered
as
supplements
to
the
GAAP
reported
measures,
should
not
be
considered
replacements
for,
or
superior
to,
the
GAAP
measures
and
may
not
be
comparable
to
similarly
named
measures
used
by
other
companies.
Non-GAAP
financial
measures
typically
exclude
certain
charges,
which
are
not
expected
to
occur
routinely
in
future
periods.
The
Company
uses
non-GAAP
financial
measures
internally
to
focus
management
on
performance
excluding
these
special
charges
to
gauge
our
business
operating
performance.
Management
believes
this
information
is
helpful
to
investors
because
it
increases
transparency,
and
assists
investors
in
understanding
the
underlying
performance
of
the
Company
and
in
the
analysis
of
ongoing
operating
trends.
Additionally,
management
believes
that
non-GAAP
financial
measures
are
frequently
used
by
analysts
and
investors
in
their
evaluation
of
companies,
and
its
continued
inclusion
provides
consistency
in
financial
reporting
and
enables
analysts
and
investors
to
perform
meaningful
comparisons
of
past,
present
and
future
operating
results.
The
most
directly
comparable
GAAP
financial
measures
and
reconciliations
to
non-GAAP
financial
measures
are
set
forth
in
the
appendix
to
this
presentation
and
included
in
the
Company’s
filings
with
the
SEC.

Pinnacle Management Team Presenters 3 Mark Clouse CEO Craig Steeneck EVP & CFO

• Transaction Overview • Pinnacle Overview • Pinnacle Business Update • Financial Update Agenda 4

•
Pinnacle Foods (“Pinnacle”, “PF” or the “Company”) is a leading producer, marketer and distributor of high-quality branded food products, which have been trusted household names for decades.
•
The Company intends to refinance its existing $150 million Revolving Credit Facility, $1,410 million Term
Loan G, $508 million Term Loan H and $545 million Term Loan I     with the following:
Approximately $220 million of cash from the balance sheet
New $200 million Revolving Credit Facility due 2022
New $2,262 million Term Loan due 2024
•
Pinnacle expects 2016 FY Net Sales of $3,125-$3,130 million (~18% vs. PY) and Free Cash Flow     of $380-
$385 million (+$115-$120 million vs. PY).  Year-end cash position is estimated at $350-$355 million.
For the LTM period ended 9/25/16:
Net sales of $3,148 million
Adjusted EBITDA of $670 million
•
Pinnacle expects 2016 FY Net Total Debt ratio to be below 4.25x.
For the LTM period ended 9/25/16:
Net Secured Debt ratio was 3.5x and Net Total Debt ratio was 4.5x
Transaction Overview
Note: All 2016 data is unaudited.
(1)
Debt balances represent borrowings as of 1/13/17.
(2)
Free cash flow is the sum of cash flow from operating activities less capital expenditures. See reconciliation to GAAP financial measures in Appendix.
(3)
Adj. EBITDA represents Covenant Compliance EBITDA. See reconciliation to GAAP financial measures in Appendix.
(4)
Based on fiscal year end 12/25/16 estimated cash and cash equivalent balance of ~$350mm.
5
(1)
(3)
(4)
(2)

Sources & Uses and Pro Forma Capitalization
($ in millions)
Sources
Amount
New Term Loan
$2,262
Cash from Balance Sheet
220
Total Sources
$2,482
Uses
Amount
Repay Term Loan G
$1,410
Repay Term Loan H
508
Repay Term Loan I
545
Estimated Fees & Expenses
19
Total Uses
$2,482
Note: All 2016 data is unaudited.
(1)
Represents on fiscal year end 12/25/16 estimated cash and cash equivalent balance.
(2)
Represents borrowings as of 1/13/17.
6
($ in millions)
Pre
Post
Debt Capitalization
Maturity
Transaction
Adj.
Transaction
Cash and Cash Equivalents
$350
($220)
$130
New Revolver ($200 million)
2022
--
--
--
Term Loan G
4/29/20
1,410
(1,410)
--
Term Loan H
4/29/20
508
(508)
--
Term Loan I
1/13/23
545
(545)
--
New Term Loan
2024
--
2,262
2,262
Capital Lease Obligations
--
36
--
36
Total Senior Secured Debt
$2,498
($200)
$2,298
4.875% Senior Notes due 2021
5/1/21
350
--
350
5.875% Senior Notes due 2024
1/15/24
350
--
350
Notes Payable
6/30/18
7
--
7
Total Debt
$3,205
($200)
$3,005
Total Net Debt
$2,855
$19
$2,874
Credit Statistics
Senior Secured Net Debt  / Adj. EBITDA
3.2x
3.2x
Total Net Debt / Adj. EBITDA
4.3x
4.3x
(1)
(2)
(2)
(2)

Borrower:
Pinnacle Foods Finance
LLC (the “Borrower”)
Facility:
New Term Loan
Facility Size:
$2,262 million
Guarantors:
Guarantees from
certain existing and future parent and immediate parent entities and certain existing and future domestic subsidiaries (same as existing Senior Credit Facilities)
Security:
Collateral to include 100% of the capital stock of the Borrower and certain wholly owned domestic subsidiaries, 65% of capital stock of certain wholly owned first-tier foreign subsidiaries, and substantially all other assets owned by the Borrower and each Guarantor (same as existing Senior
Credit Facilities)
Maturity:
7 Years (2024)
Amortization:
1% per annum
Optional Prepayment:
101 soft call for 6
months
Financial
Covenant:
Net First Lien
Leverage Ratio <
5.75x (same as existing Senior Credit Facilities)
Negative Covenants:
Usual and customary for transactions of this type
Summary of Terms: New Term Loan B

Pinnacle Organizational Structure

Pinnacle Foods Inc.
Pinnacle Foods
Finance LLC
Pinnacle Foods
Finance Corp.
Pinnacle Foods
International Corp.
Pinnacle Foods
Group LLC
Birds Eye Foods, Inc.
Other Subsidiary
Guarantors
Boulder Brands, Inc.
New $200 million Revolving Credit Facility
New $2,262 million Term Loan
Existing $350 million 4.875% Senior Notes
Existing $350 million 5.875% Senior Notes

Syndication Timeline
Date:
Description of Events
1/23
Lender Call
1/27
Lender Consents & Commitments Due
2/3
Closing and Effectiveness
January 2017
February 2017
Sun
Mon
Tue
Wed
Thu
Fri
Sat
Sun
Mon
Tue
Wed
Thu
Fri
Sat
1
2
3
4
5
6
7
1
2
3
4
8
9
10
11
12
13
14
5
6
7
8
9
10
11
15
16
17
18
19
20
21
12
13
14
15
16
17
18
22
23
24
25
26
27
28
19
20
21
22
23
24
25
29
30
31
26
27
28
Bank Holiday
Key Syndication Date

• Transaction Overview • Pinnacle Overview • Pinnacle Business Update • Financial Update Agenda 10

Note: Pro forma for Boulder Brands acquired on January 15, 2016. Birds Eye Frozen Specialty Duncan Hines Grocery Boulder Brands 2015 Net Sales $3.2 billion Diversified Portfolio 11 16% 39% 11% 34%

Retail Distribution
Channels
•
Grocery / Mass
•
Natural & Organic
•
Club & Dollar
•
E-Commerce
Manufacturing Facilities
16
Employees
5.1k
Broad Scale and Capabilities
12
Temperature
Classes
•
Frozen
•
Grocery
•
Refrigerated

Attractive Value Creation Since IPO
Accretive Acquisitions Accelerate Growth Beyond Algorithm
Note: Operating Income and EPS presented above are on a Non-GAAP basis. See reconciliation to GAAP financial measures in Appendix.
Total Shareholder Return (TSR) reflects stock price as of 12/30/16 versus IPO price of $20, plus actual dividend yield over the period.
Net Sales
Operating Income
EPS
Dividend Yield
13%
14%
3%
Outpaced
Categories
17%
2013
13%
Outpaced
Categories
10%
39%
3%
Outpaced
Categories
42%
2014
2015
5%
10%
~2-3%
LT Organic
Growth Target
4 -
5%
7 -
8%
3 -
4%
In Line with
Categories
10 -
12%
Adjusted Basis
13
TSR
>190%
since IPO
TSR
>190%
since IPO

• Transaction Overview • Pinnacle Overview • Pinnacle Business Update • Financial Update Agenda 14

Increase M&A Potential Strengthen Capabilities; Maintain Costs Accelerate Profitable Top-Line Growth Expand Margins & Cash Flow Amplifying the Playbook 15

Expand Margins
Note:. Adj. Gross Profit % of Net Sales is a Non-GAAP measure and represents latest fiscal year.  See reconciliation to GAAP financial measures in Appendix for PF.
Source: Peer Company reporting; Pinnacle analysis.
2012
2013
2016E
2015
Adj. Gross Profit
25.1%
27.0%
27.4%
28.2%
< 30%
2014
%
of Net Sales
PF
26.5%
Peer Average = 36.0%
46.0%
2015 Adj. Gross Profit
Peer Company Comparison
%
of Net Sales
+450 bps
since
IPO
+450 bps
since
IPO

Gross Margin Amplifiers Impact Mix & Net Realized Price Target 300-400 bps Expansion 2019 vs. 2016 Boulder Productivity (MVP) 17 Note: MVP is Pinnacle’s Maximizing Value through Productivity Program.

Note: COGS pro forma for Boulder Brands acquired on 1/15/16.
Maximizing Value through Productivity (MVP)

Conversion
Logistics
Ingredients
and
Packaging
COGS
$2.3bn
•
Holistic
company-wide
cost reduction
program
•
Strong on-going
governance
•
End-to-end
cross-functional
process
•
Rigorous planning
and tracking
3.9% of COGS Annual Savings since IPO

MVP Amplifiers

10%
20%
Today
2019
•
Continuous improvement
•
Planning
•
Route to market
Improve
Operational Efficiency
Direct Plant Shipment
16
18
~700
~3,500
~7,000
Plants
Warehouses
Suppliers
SKUs
Ingredients
•
Simplification
•
Optimization
•
Rationalization
Drive Scale
Focus:
Sustain
MVP at
3.5% -
4.0%
of COGS

Boulder

2016
2017
2018
SG&A
COGS
Total
Synergies
$15m
$15m
$4-6m
$30m 2016-2017 on track
Incremental $4-6m expected in ‘18
Synergy Target Increased
Acquisition Integration
Completed
Highly-experienced Boulder
President
on board
One order, one invoice
SKU rationalization program
Systems integration
~$0.10 EPS Contribution in 2016

Boulder Amplifiers

Focus:
Implement MVP
45
3
16
25
2
6
Co-packers
Plants
Warehouses
Drive Scale
•
Scale benefit
•
Operating efficiency
•
Capability
•
Efficiency/mix benefit with fewer SKUs
•
UK exit
•
Margin accretive innovation
Optimize
the Portfolio
53%
47%
Boulder SKUs
91% NS
9% NS
SKUs
Eliminated
SKUs
Ongoing
2015-2017
Adj EBITDA
Growth Increased
to ~80%

Mix and Net Realized Price Amplifiers

Source: Average Retail Price based on IRI US Multi-Outlet data, using IRI’s Pinnacle custom definitions, 2016 period as of 12/25/16, excluding the Boulder acquisition. Category reflects composite categories weighted based on Pinnacle’s consumption.
Achieve NRP
Average Retail Price Change vs
YAG
Pinnacle
Categories
•
Select pricing
•
Trade optimization
•
Price/Size architecture
Improve the Mix
$22m
$31m
$20m
$26m
2013
2014
2015
Mix Impact on Gross Profit
2016
9 Mos.
Focus:
•
Leadership vs. Foundation
•
Premium tiering
•
Margin accretive innovation
~$100m
Incremental Gross Profit since IPO
Continued
Benefit From
Mix & Price
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
2013
2014
2015
2016

Amplifying the Playbook Acquisition & Integration Expertise Expand Margins & Cash Flow Lean & Experienced Organization 23 Accelerate Profitable Top-Line Growth

Accelerate Profitable Top-Line Growth

-1.8 pts
-1.2 pts
-1.3 pts
Annual Category
$ Consumption
vs. PY
Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions, 2016 period as of 12/25/16. Category consumption reflects composite categories weighted based on Pinnacle’s consumption.
2013
2014
2015
2016
+1.7 pts
+1.0 pts
+0.5 pts
+0.2 pts
Cumulative Market Share Growth since IPO
NA Retail Composite $ Share (ex. Boulder)
-1.1 pts
Boulder
Improves PF
Category Trend
by 0.5 –
1.0 pts

Growth Amplifiers 25 Strengthened Fundamentals Expanded Health & Wellness Presence Enhanced Channel Coverage Impact Drive Sales Growth at or above Categories Drive Sales Growth at or above Categories

Foundation Brands Private Label Food Service 33% of Net Sales Leadership Brands 67% of Net Sales Portfolio Roles Well Defined 26 Leadership ~75% of Brand Profit Leadership ~75% of Brand Profit

Portfolio Roles Well Defined
Leadership Brands
•
Lead category growth
•
Support at higher levels
•
Prioritize innovation and capital investment
•
Maintain margin advantage
Accelerate
•
Hold or grow market share
•
Provide competitive support levels
•
Introduce focused innovation
•
Sustain focus on margins
Core
Foundation Brands
Private Label
Food Service
•
Stabilize performance
•
Optimize margins; maximize profit
•
Minimize capital
•
Create lean support model
•
Invest in only high ROI innovation

Strengthened Fundamentals

•
Premium tier working
•
Q4 tough, but improving
•
Big 2017 planned
Trends Improving,
Strong 2017
Hungry-Man
•
Selects
now 28% of brand
•
Margins up +500bps
Armour
•
Smart scale
•
Margins up +330bps
Foundation Brand
Role Models
•
5 of Top 12 new items
•
New, younger consumers
•
2017 innovation expanding
healthy oils
Successful Innovation
Continues

Strengthened Fundamentals Amplifier

FY2016
composite
$ share
+0.7pts.
FY2016
composite
$ share
+0.7pts.
Expand Efficient
Brand Support Model
•
Low cost, high impact
•
In-store and digital
•
Scale programs increasing
Optimize Leadership
Brand Investment
Pinnacle
Total Peer Avg.
DTC % of Net Sales
~3%
~4%
•
High ROI focused spending
•
Rigorous tracking and analytics
•
Pay as you go model
Focus:
Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions, period ending 12/25/16; Pinnacle analysis.

Better Center of Store Expanded H&W Presence Amplifier 30 Vegetable Ubiquity Lifestyle Leadership Plant Based Clean Convenience Gluten Free 55% of Portfolio in H&W

Lifestyle Leadership

30%
of  consumers
participated in some kind of
specialized approach to eating
in the past 12 months.
Top 3 Lifestyle Approaches
•
Plant Based / Vegetarian
•
Lactose-Free
•
Gluten-Free
Clean ingredients are
#1 H&W purchase intent driver
Sources: FMI, US Grocery Shopping Trends, 2015; Innova Market Insights; IRI Multi-Outlet, Pinnacle analysis.
Lifestyle Driven Food Decisions Reshaping Landscape

Lifestyle Leadership Amplifier

•
No compromise on taste
•
Lever brand leadership
•
Quality upgrades
Optimize
Gluten-Free
Distribution -
% ACV
60%
48%
99%
Udi’s
Pinnacle
Glutino
•
Shelving distribution
•
Margin improvement
•
Innovation in meals
Expand Clean
Convenience
Evol
Velocities by Channel
Natural
Mainstream
•
New capacity
•
Distribution/marketing
•
Add new occasions
Accelerate
Plant-Based
HH
Penetration
Focus:
2.1%
88.5%
Gardein
Pinnacle
Sources: Nielsen, XAOC latest 52 week period ending | Nielsen 12/17/16 | Nielsen, Panel data latest 52 week period ending
12/25/16 | SPINS, latest 52 week period ending 12/25/16
Lifestyle
Categories
growing 10X
Food & Bev
Lifestyle
Categories
growing 10X
Food & Bev

Vegetable Ubiquity

Demand
Consumers actively seeking
to increase consumption
44%
48%
49%
63%
65%
Protein
Fiber
Whole Grains
Fruit
Vegetables
Nutrition Deficit
9 of 10 Americans are not eating
enough vegetables
Sources: CDC; NPD Eating Trends 2016.
Improving deficit to 8 of 10 Americans is worth ~$300 million in frozen vegetable consumption

Vegetable Ubiquity Amplifiers

•
6 new platforms in 2 yrs.
•
~75% ACV on existing
platforms
•
3 new platforms in 2017
Expand Formats
and Occasions
•
Stand-up packaging
•
Channel expansion
•
Affordability/Family Size
Broaden
Accessibility
Focus:
•
High ROI media
•
Category leadership
•
Social/digital
Increase
Marketing
99%
47%
13%
Total Veg
BE Veg
BE Voila!
HH
Penetration
Source: IRI US Multi-Outlet data, based on IRI’s Pinnacle custom definitions, 2016 period ending 12/25/16.
Veg
Market Share
+4.7 pts
since IPO

Better Center of Store

1% PF Center of Store Growth is worth ~$15 million in Net Sales
43% of consumers
planning on eating less processed
foods this year
61%
of households
are 1-2 persons, driving need for
smaller servings size options
Sources: Mintel Oxygen American Lifestyles 2014: Looking Forward; US Census Bureau.

Better Center of Store Amplifier
Expand Clean Ingredients
•
Reduction of negatives
•
Presence of positives
•
“Kitchen Logic”
Focus:
2015
Target
% of Sales from Clean Label
~15%
~30%
Enhanced Consumer
Experience
•
Small households
•
Single-serve and on-the-go
•
Higher quality ingredients
Portion
Control
Better
For You
Add
Relevance in
Challenged
Categories

Enhanced Channel Coverage Amplifier
Drive Channel Growth
•
Dedicated cross functional teams
•
Channel-specific SKUs
•
Improved margins
Focus:
15.2%
6.3%
4.7%
2.9%
2.2%
Online
Club
C-store
Groc/
Mass/Drug
Value
Channel Growth
2012-2016 CAGR
Expand Online Share
•
Team and portfolio build-out
•
Integrated supply chain plan
•
Frozen Vegetables growing ~20%
Online share of the U.S.
grocery market is expected to double in
the next five years
Source: Kantar IQ; Package Facts: Brick Meets Clicks, A.T. Kearney analysis.
Channels
Growing Well
Above Company
Averages

Amplifying the Playbook Acquisition & Integration Expertise Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth 38 Strengthen Capabilities; Maintain Costs

Capabilities / Maintain Cost Amplifier

Optimize SG&A
Peer Avg.
Pinnacle
~12%
9%
(% of Net Sales)
SG&A Overhead
•
Deployment prioritized
•
Simplification and scale
•
Indirect cost reduction
•
Boulder synergy capture
Strengthen Operational
Capabilities
•
Enhanced planning
•
Supply chain focus
•
Best of both in PF and Boulder
•
Functional focus on marketing
and sales
Focus:
Maintain
SG&A
Overhead
at 9%

Amplifying the Playbook Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth Strengthen Capabilities; Maintain Costs 40 Increase M&A Potential

Increased M&A Potential Amplifiers

Playbook Validated
North America focus
Existing/adjacent categories
Strong #1 or #2
Synergy-rich transaction
Speed of integration
>$750MM sales since IPO
Integration Complete
Boulder integration
Leverage reduction
Dedicated Corporate
Development resource
Prepared for Next M&A
•
Existing/related
categories
•
Non-core with
current owner
•
H&W credentials in
consumer focus areas
•
Scale benefits in
Boulder
Health & Wellness
Iconic Brands
Expand Optionality
Executing
Transformative
M&A Remains
a Priority

• Transaction Overview • Pinnacle Overview • Pinnacle Business Update • Financial Update Agenda 42

Actual
Vs. PY
Estimate
Vs. PY
Net Sales
$2,269
+17.4%
$3,125 -
$3,130
~18%
Adj. Diluted EPS
(1)
$1.36
+12.4%
$2.14 -
$2.15
~12%
Free Cash Flow
(2)
$163
+$37
$380
-
$385
+$115 -
$120
Strong 2016 Results
$m, except EPS
43
9 Months
Ended 9/25/16
Full-Year
Ended 12/25/16
Note: All 2016 data is unaudited.
(1)
Adjusted Diluted EPS presented above is on a Non-GAAP basis.  See reconciliation to GAAP financial measures in Appendix.
(2)
Free cash flow is the sum of cash flow from operating activities less capital expenditures. See reconciliation to GAAP financial measures in Appendix.

Note:
2016
includes
Boulder
Brands.
Sustained Productivity Outpacing Inflation
44
Inflation
Productivity
4.1%
3.7%
3.8%
~4.0%
2.3%
2.7%
3.2%
~2.3%
2013
2014
2015
2016E
2016E
2015
2014
2013
% of Cost of Goods Sold
Productivity
Averaged
~125 bps above
Inflation
since IPO

2013
2014
2015
2016E
$84m
$108m
~$100m -
$102m
$103m
Disciplined Capital Expenditures
Base
Acquisition-related
% of Net
Sales
3.4%
4.0%
4.1%
~4%*
* Includes capital leases.
Note: 2016 base CAPEX includes Boulder.
45
Deferred
~$20m with
Capital Leases

Continued Strong Cash Flow Generation
Peer
Average
Pinnacle
FCF Yield
~4%
~6%
Free Cash Flow
(1)
2013
2014
2016E
2015
$178m
$298m*
$264m
Operating Cash Flow
CAPEX
$380m –
$385m
Delivered
>$1.1bn
FCF since
IPO
* Excludes the benefit of $150 million Hillshire net termination fee.
Note: FCF Yield based on industry analysts’  valuation analyses using prices as of 1/16/17 and Pinnacle analysis.
(1)
Free cash flow is the sum of cash flow from operating activities less capital expenditures. See reconciliation to GAAP financial measures in Appendix.

Cash Amplifier
Capital Expenditures
Strategic
Sustaining
Value
Generating
Decomposition of CAPEX
•
~4% of net sales
•
Birds Eye and Gardein focus
•
Leadership Brand distortion
•
Select IT investments
Cash Conversion Cycle
Low
PF
High
Avg.
Peer Days Benchmark
Focus:
•
Integrated Business Planning
•
Vendor terms management
•
Inventory optimization
~$30m
Additional Cash
from 5-Day Cycle
Reduction

Note: Leverage ratio defined as Total Net Debt / Covenant Compliance EBITDA, as per PF debt agreements and  public filings.
7.6X
6.2X
4.5X
4.9X
3.8X
4.8X
<4.25XX
3.7X
Apr ‘07
Blackstone
LBO
Dec ‘09
Birds Eye
Acquisition
Mar ‘13
IPO
Oct ‘13
Wish-Bone
Acquisition
Dec ‘15
Dec ‘15
Pro Forma
for BDBD
Acquisition
Dec ‘17
Estimate
IPO proceeds
used to
reduce debt
Approximate
2-year path
to 3.8X
Target
deleveraging
post acquisition
History of Deleveraging Post Acquisition
Leverage Ratio
Dec ‘16
Estimate
48
2016
Leverage Ratio
< 4.25x
Threshold!

Note: Operating Income and EPS presented above are on a Non-GAAP basis.
Accretive Acquisitions Accelerate Growth Beyond Algorithm
Adjusted Basis
Net Sales
Operating Income
EPS
Dividend Yield
LT Organic Growth
Target
4 -
6%
7 -
9%
~2.5%
In Line with or
Above Categories
10 -
12%
Long-Term Algorithm
49
2017
$2.43 -
$2.48*
Excludes 2017 adoption of new
Accounting Standard for Stock-based
Compensation, which will benefit ETR
by ~125bps and EPS by ~$0.05.
This impact will vary from year to year
*  Excludes fees and expenses related to the proposed
refinancing

Amplifying the Playbook 50 Expand Margins & Cash Flow Accelerate Profitable Top-Line Growth Strengthen Capabilities; Maintain Costs Increase M&A Potential

Appendix Pinnacle Foods

($ in millions)
9 Months Ending
LTM
Pinnacle Foods
2013
2014
2015
9/27/2015
9/25/2016
9/25/2016
GAAP Net Income
$89.3
$248.4
$212.5
$133.3
$123.0
$202.2
Interest Expense, Net
132.2
96.1
88.3
66.0
103.5
125.8
Income Tax
71.5
167.8
123.9
76.8
79.9
127.0
Depreciation & Amortization
78.2
80.6
89.7
67.4
78.7
101.0
GAAP EBITDA
$371.3
$592.9
$514.4
$343.5
$385.1
$555.9
Unrealized (Gains) Losses Resulting from Hedging Activities
(0.7)
12.5
(2.0)
(0.2)
(9.2)
(11.0)
Adjustments Related to Application of Purchase Accounting
6.3
0.6
--
--
10.4
10.4
Tradename Impairment Charges
--
--
--
--
11.2
11.2
Non-Cash Compensation Charges
--
27.2
1.6
1.6
--
--
Unrealized Foreign Exchange Losses
--
0.7
4.7
3.7
(1.0)
0.0
Acquisition or Other Non-Recurring Merger Costs
9.5
(144.5)
2.7
1.1
6.8
8.4
Restructuring, Integration, and Business Optimization Expenses
8.0
11.0
9.5
6.9
31.7
34.3
Employee Severance
4.7
3.5
0.7
0.2
--
0.5
Management, Monitoring, Consulting and Advisory Fees
19.2
--
--
--
--
--
Other
34.2
0.2
--
--
--
--
Adjusted EBITDA
$452.4
$504.0
$531.6
$356.8
$434.9
$582.2
Wish-Bone, Gardein Protein, and Boulder acquisition adjustments
54.7
25.3
60.5
37.9
24.1
46.8
Non-Cash Equity-Based Compensation
7.9
8.8
13.6
9.9
9.4
13.0
Covenant Compliance EBITDA per Credit Agreement Definition
$515.0
$538.1
$605.7
$404.5
$468.4
$669.5
Non-cash (gains) / losses resulting from mark-to-market
adjustments of obligations under derivative contracts
Additional COPS to write-up to fair market value of inventories acquired through acquisitions
Non-cash employee incentives and retention charges from
termination of Hillshire merger agreement and equity-based
compensation charges from liquidity event with associated
with the reduction in December 2014 of Blackstone’s
ownership to 16.5%
Foreign exchange losses resulting from intra-entity loans
anticipated to be settled in the foreseeable future
Expenses related to secondary offerings of common stock and
receipt of Hillshire merger termination fee. For the three-
months ended March 27, 2016, represents integration costs of
Boulder acquisition
Integration costs of Gardein, Wish-Bone, and Boulder and gain from sales of Millsboro and Tacoma Facilities
Severance costs paid or accrued to terminated employees
1
2
1
4
5
7
8
2
3
4
5
6
Management/advisory fees paid to an affiliate of Blackstone, including fees relating to the termination of the advisory
agreement in connection with the IPO
9
Premium and fees paid for redemptions of notes and costs for the recall of Aunt Jemima
product of $2.1 million
10
7
8
6
9
11
Pro Forma Net Cost Savings projected to be realized from the
Gardein, Wish-Bone, and Boulder acquisitions
11
10
Represents tradename
impairment on Celeste
($7.3 million),
Aunt Jemima
($3.0 million), and Synder
of Berlin
($0.9 million)
3
Reconciliation from GAAP to Adjusted Financial Measures

Operating
Diluted
In millions, except per share
Income
Diluted
Earnings
Net Sales
$
% Margin
(EBIT)
Net Earnings
Shares
Per Share
Reported
$2,656
$741
27.9%
$425
$212
117.3

$1.81
Acquisition, merger and other restructuring charges (1)
10

0.3%
14

10

0.08

Other non-cash items (2)
(1)

0.0%
4

3

0.03

Adjusted
2,656

750

28.2%
443

225

117.3

$1.92
Operating
Diluted
In millions, except per share
Income
Diluted
Earnings
Net Sales
$
% Margin
(EBIT)
Net Earnings
Shares
Per Share
Reported
$2,591
$681
26.3%
$512
$248
116.9

$2.13
Acquisition, merger and other restructuring charges (3)
12

0.4%
(130)

(79)

(0.68)

Other non-cash items (4)
18

0.7%
41

34

0.29

Adjusted
2,591

711

27.4%
423

203

116.9

$1.74
Operating
Diluted
In millions, except per share
Income
Diluted
Earnings
Net Sales
$
% Margin
(EBIT)
Net Earnings
Shares
Per Share
Reported
$2,464
$654
26.5%
$293
$89
108.6

$0.82
Acquisition, merger and other restructuring charges (5)
4

0.2%
22

14

0.13

Other non-cash items (4)
6

0.3%
6

3

0.03

Other adjustments (6)
53

55

0.51

Adjusted
2,464

664

27.0%
374

161

108.6

$1.49
IPO and Refinancing (7)
16

8.0

0.03

Pro Forma
$2,464
$664
27.0%
$374
$177
116.6

$1.52
Stock-based Compensation
1

1

8

6

0.05

Pro Forma Excluding Stock-based Compensation
$665
$665
$382
$183
116.6

$1.57
Gross Profit
Gross Profit
Gross Profit
Reconciliation from GAAP to Adjusted Financial Measures
(1)
Primarily includes: Plant integration and restructuring charges and expenses related to the Boulder acquisition.
(2)
Primarily includes: Foreign exchange losses resulting from intra-entity loans, equity-based compensation exp. related to the Hillshire agreement termination and mark-to-market losses.
(3)
Primarily includes: Hillshire agreement termination fee (net of costs), restructuring charges including integration costs, employee severance and non-recurring merger costs.
(4)
Primarily includes: Equity-based compensation expense resulting from liquidity event, fair value write-up of acquired inventories and mark-to-market gains/losses.
(5)
Primarily includes: Restructuring charges from plant consolidations, integration costs, non-recurring merger costs and employee severance.
(6)
Primarily includes: Bond redemption costs and management fee paid to sponsor.
(7)
Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO and 2013 Refinancing occurred on the first day of Fiscal 2013.
Year (52 Weeks) Ended December 29, 2013
Year (52 Weeks) Ended December 27, 2015
Year (52 Weeks) Ended December 28, 2014

Operating
Diluted
In millions, except per share
Income
Diluted
Earnings
Net Sales
$
% Margin
(EBIT)
Net Earnings
Shares
Per Share
Reported
$2,479
$585
23.6%
$284
$53
86.5

$0.61
Acquisition, merger and other restructuring charges (1)
38

1.5%
45

28

0.32

Other non-cash items (2)
(1)

0.0%
Other adjustments (3)
1

0.0%
21

23

0.27

Adjusted
2,479

623

25.1%
350

104

86.5

$1.20
IPO (4)
30

30.9

(0.08)

Public company costs (4)
(3)

(2)

Pro Forma
$2,479
$623
25.1%
$347
$132
117.4

$1.12
Gross Profit
(1)
Primarily includes: Accelerated depreciation from plant consolidations, restructuring charges including integration costs and employee severance.
(2)
Primarily mark to market gains.
(3)
Primarily includes: Bond redemption costs.
(4)
Pro forma data reflects Adjusted Statement of Operations amounts assuming IPO occurred on the first day of Fiscal 2012.
Year (53 Weeks) Ended December 30, 2012
Reconciliation from GAAP to Adjusted Financial Measures

First Nine Months (39 Weeks) Ended September 25, 2016
(1)
Primarily includes: Restructuring charges, acquisition integration costs  and acquisition-related expenses.
(2)
Represents expenses related to the write-up to fair value of inventories acquired as a result of the Boulder acquisition, mark-to-market gains, and unrealized foreign exchange losses resulting from intra-entity loans.
(3)
Represents mark-to-market gains, unrealized foreign exchange losses resulting from intra-entity loans and employee stock compensation expense related to the terminated Hillshire merger agreement.
First Nine Months (39 Weeks) Ended September 27, 2015
Reconciliation from GAAP to Adjusted Financial Measures
55
Operating
Diluted
In millions, except per share
Income
Diluted
Earnings
Net Sales
$
% Margin
(EBIT)
Net Earnings
Shares
Per Share
Reported
$2,269
$648
28.6%
$306
$123
117.9

$1.04
Acquisition, merger and other restructuring charges (1)
4

0.2%
39

29

0.25

Other non-cash items (2)
1

0.0%
11

8

0.07

Adjusted
$2,269
$653
28.8%
$356
$160
117.9

$1.36
Operating
Diluted
In millions, except per share
Income
Diluted
Earnings
Net Sales
$
% Margin
(EBIT)
Net Earnings
Shares
Per Share
Reported
$1,933
$518
26.8%
$276
$133
117.3

$1.13
Acquisition, merger and other restructuring charges (1)
7

0.4%
9

6

0.05

Other non-cash items (3)
1

0.1%
5

3

0.03

Adjusted
$1,933
$526
27.2%
$290
$142
117.3

$1.21
Gross Profit
Gross Profit

Reconciliation from GAAP to Adjusted Financial Measures

($ in millions)
9 Months Ending
LTM
Expected
Pinnacle Foods
2013
2014
2015
9/27/2015
9/25/2016
9/25/2016
2016E
Net Cash Provided by Operating Activities
$262.2
$550.7
$372.9
$210.8
$239.9
$402.0
~$480 -
$485
Capital Expenditures
(84.1)
(103.0)
(108.5)
(84.7)
(76.6)
(100.4)
~(100) -
(102)
Free Cash Flow
$178.2
$447.7
$264.4
$126.1
$163.3
$301.7
~$380 -
385